Exhibit 99.1

Investor Contact:	Laura Graves
Polycom, Inc.
1.408.586.4271
laura.graves@polycom.com

Press Contact:	Shawn Dainas
Polycom, Inc.
1.408.586.3768
shawn.dainas@polycom.com

Polycom Announces Revenues of $345 Million for Second Quarter 2013

Company Names Chairman Kevin Parker as Interim Chief Executive Officer – Andrew M. Miller Resigns as President & CEO

SAN JOSE, Calif. – July 23, 2013 – Polycom, Inc. (Nasdaq: PLCM), the global leader in open, standards-based unified communication and collaboration (UC&C), today reported financial results for the second quarter ended June 30, 2013. Polycom reported second quarter 2013 net revenues of $345 million, non-GAAP net income of $26 million and non-GAAP earnings per diluted share of 15 cents. GAAP net income for the second quarter was $5 million, or 3 cents per diluted share. A reconciliation of GAAP to non-GAAP results is provided in the tables at the end of this press release.

Polycom also announced the appointment of Kevin Parker as Interim Chief Executive Officer. Mr. Parker has served on the Polycom board since 2005, and is currently a Managing Principal at Bridge Growth Partners, LLC. Mr. Parker’s complete bio can be found at http://www.polycom.com/company/about-us/leadership.html. Mr. Parker replaces Andrew Miller who resigned as Chief Executive Officer, President and a member of the Board of Directors on July 19, 2013, after the Audit Committee of the Board of Directors found certain irregularities in Mr. Miller’s expense submissions, for which Mr. Miller accepted responsibility. The amounts involved did not have a material impact on the Company’s current or previously reported financial statements for any period, nor did they involve any other employees.

“Polycom delivered a solid financial performance in Q2, driven by our U.S. Enterprise and voice related businesses,” stated Kevin Parker, Polycom’s interim President and Chief Executive Officer. “Andy Miller’s resignation under these circumstances is disappointing and should not be viewed as a reflection of the financial integrity of the company, the strength of our team or our plans for the future. I look forward to working with the Polycom team, partners and customers to drive our strategy forward, and we thank Andy for his four years of service.”

“Our second quarter sales results demonstrate continued progress with our new products, as we expand our addressable market and grow our services businesses,” continued Eric Brown, Polycom Chief Operating Officer and Chief Financial Officer. “We accelerated our share repurchase program and closed the quarter with total cash and investments of $4 per share and trailing 12 month operating cash flow of $195 million.”

On a comparative basis, consolidated financial results were:

($ in millions, except per share data)	Q2 2013	Q1 2013	Q2 2012
Revenues	$345.2	$338.8	$358.5
Non-GAAP Net Income	$25.9	$23.3	$38.6
Non-GAAP EPS	$0.15	$0.13	$0.22
GAAP Net Income	$5.3	$2.6	$6.3
GAAP EPS	$0.03	$0.01	$0.04

On a geographic basis, consolidated net revenues were comprised of:

($ in millions)	Q2 2013	Q1 2013	Q2 2012	Sequential Change	Year-Over- Year Change
Americas	$175.6	$171.0	$177.7	3%	-1%
% of revenues	51%	51%	50%
Europe, Middle East & Africa (EMEA)	79.7	89.1	80.4	-11%	-1%
% of revenues	23%	26%	22%
Asia Pacific	89.9	78.7	100.4	14%	-10%
% of revenues	26%	23%	28%

Totals	$345.2	$338.8	$358.5	2%	-4%

By product line, inclusive of its service component, consolidated net revenues were comprised of:

($ in millions)	Q2 2013	Q1 2013	Q2 2012	Sequential Change	Year-Over- Year Change
UC Group Systems	$233.0	$232.4	$251.7	0%	-7%
% of revenues	67%	69%	70%
UC Personal Devices	50.8	49.2	42.9	3%	18%
% of revenues	15%	15%	12%
UC Platform	61.4	57.1	63.9	8%	-4%
% of revenues	18%	17%	18%

Totals*	$345.2	$338.8	$358.5	2%	-4%

*	may not foot due to rounding

In Q2 2013, Polycom generated a total of $32 million in operating cash flow. Operating cash flow on a trailing 12 month basis was $195 million. Cash and investments at the end of Q2 2013 totaled $694 million or approximately $4 per share. Deferred revenue was $259 million. Polycom repurchased $50 million of common stock in Q2 2013, and $84 million year-to-date, leaving $89 million in remaining repurchase authorization as of June 30, 2013.

Earnings Call Details

Polycom will hold a conference call today, July 23, 2013, at 5:00 p.m. EST/2:00 p.m. PST to discuss its second quarter 2013 financial results. Kevin Parker, interim President and CEO, and Eric Brown, Chief Operating Officer and Chief Financial Officer, will host the call. You may participate by viewing the webcast at www.polycom.com/investors or, for callers in the U.S. and Canada, you may participate by calling 1.800.735.5968 and for callers outside of the U.S. and Canada, by calling 1.212.231.2918. The pass code for the call is “Polycom.” A replay of the call will also be available at www.polycom.com or, for callers in the U.S. and Canada, at 1.800.633.8284 and, for callers outside of the U.S. and Canada, at 1.402.977.9140. The access number for the replay is 21662401. A replay of the call will be available on www.polycom.com for at least three months.

Forward Looking Statements and Risk Factors

This release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 regarding the future plans of the Company. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including the impact of competition on our product sales and for our customers and partners; the impact of increased competition due to consolidation in our industry or competition from companies that are larger or that have greater resources than we do; potential fluctuations in results and future growth rates; risks associated with global economic conditions and external market factors; the market acceptance of our products and changing market demands, including demands for differing technologies or product and services offerings; our ability to successfully integrate our acquisitions into our business; possible delays in the development, availability and shipment of new products due to engineering, manufacturing or other delays; increasing costs and differing uses of capital; changes in key personnel that may cause disruption to the business, including those changes announced today; the impact of restructuring actions; and the impact of global conflicts that may adversely impact our business. Many of these risks and uncertainties are discussed in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2013, and in other reports filed by Polycom with the SEC. Polycom disclaims any intent or obligations to update these forward-looking statements.

Polycom reserves the right to modify future product plans at any time. Products and/or related specifications referenced in this press release are not guaranteed and will be delivered on a when and if available basis.

GAAP to non-GAAP Reconciliation

To supplement our consolidated financial statements presented on a GAAP basis, Polycom uses non-GAAP measures of operating results, net income and income per share, which are adjusted to exclude certain costs, expenses, gains, and losses we believe appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of Polycom’s underlying operational results and trends and our marketplace performance. For example, the non-GAAP results are an indication of our baseline performance before gains, losses, or other charges that are considered by management to be outside of our core operating results. In addition, these adjusted non-GAAP results are among the primary indicators management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net income or diluted net income per share prepared in accordance with generally accepted accounting principles in the United States.

About Polycom

Polycom is the global leader in open, standards-based unified communications and collaboration (UC&C) solutions for voice and video collaboration, trusted by more than 415,000 customers around the world. Polycom solutions are powered by the Polycom® RealPresence® Platform, comprehensive software infrastructure and rich APIs that interoperate with the broadest set of communication, business, mobile and cloud applications and devices to deliver secure face-to-face video collaboration in any environment. Polycom and its ecosystem of over 7,000 partners provide truly unified communications solutions that deliver the best user experience, highest multi-vendor interoperability, and lowest TCO. Visit www.polycom.com or connect with us on Twitter, Facebook, and LinkedIn to learn how we’re pushing the greatness of human collaboration forward.

© 2013 Polycom, Inc. All rights reserved. POLYCOM®, the Polycom logo, and the names and marks associated with Polycom’s products are trademarks and/or service marks of Polycom, Inc. and are registered and/or common law marks in the United States and various other countries. All other trademarks are property of their respective owners.

POLYCOM, INC.

Condensed Consolidated Statements of Operations

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,	June 30,	June 30,	June 30,
	2013	2012	2013	2012
Revenues:
Product revenues	$251,422	$272,279	$497,551	$533,555
Service revenues	93,812	86,221	186,435	170,656

Total revenues	345,234	358,500	683,986	704,211

Cost of revenues:
Cost of product revenues	105,286	109,498	207,164	214,628
Cost of service revenues	38,350	35,080	76,127	69,324

Total cost of revenues	143,636	144,578	283,291	283,952

Gross profit	201,598	213,922	400,695	420,259

Operating expenses:
Sales and marketing	109,657	118,021	218,372	230,188
Research and development	54,628	49,726	110,563	99,428
General and administrative	24,299	23,682	47,993	44,999
Amortization of purchased intangibles	2,545	2,479	5,047	4,806
Restructuring costs	4,329	12,735	9,752	15,658
Acquisition-related expenses	49	3,545	3,372	5,459

Total operating expenses	195,507	210,188	395,099	400,538

Operating income	6,091	3,734	5,596	19,721
Other expense, net	(384)	(993)	(1,143)	(2,780)

Income from continuing operations before provision for income taxes	5,707	2,741	4,453	16,941
Provision for (benefit from) income taxes	412	779	(2,959)	2,814

Income from continuing operations	5,295	1,962	7,412	14,127
Income from operations of discontinued operations, net of taxes	—	4,313	—	7,065
Gain from sale of discontinued operations, net of taxes	—	—	459	—

Net income	$5,295	$6,275	$7,871	$21,192

Basic net income per share:
Income per share from continuing operations	$0.03	$0.01	$0.04	$0.08
Income per share from discontinued operations, net of taxes	$—	$0.02	$—	$0.04
Gain per share from sale of discontinued operations, net of taxes	$—	$—	$—	$—

Basic net income per share	$0.03	$0.04	$0.05	$0.12

Diluted net income per share:
Income per share from continuing operations	$0.03	$0.01	$0.04	$0.08
Income per share from discontinued operations, net of taxes	$—	$0.02	$—	$0.04
Gain per share from sale of discontinued operations, net of taxes	$—	$—	$—	$—

Diluted net income per share	$0.03	$0.04	$0.04	$0.12

Number of shares used in computation of net income per share:
Basic	171,542	177,720	173,810	177,574

Fully diluted	175,591	179,047	177,366	179,768

Note:

Earnings per share amounts for continuing operations, discontinued operations and net income, as presented above, are calculated individually and may not sum due to rounding differences.

The tax provision and net income for the three and six months ended June 30, 2012 has been revised from previously issued financial statements to correct an error. These adjustments were not considered material to previously issued financial statements. However, because of the significance of these adjustments to the current period, the Company has revised the prior periods contained herein. The adjustments had no impact on income before provision for income taxes or net cash flows.

POLYCOM, INC.

Reconciliation of GAAP to Non-GAAP Net Income

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,	June 30,	June 30,	June 30,
	2013	2012	2013	2012
GAAP net income	$5,295	$6,275	$7,871	$21,192
Income from discontinued operations, net of taxes	—	(4,313)	—	(7,065)
Gain from sale of discontinued operations, net of taxes	—	—	(459)	—
Amortization of purchased intangibles	3,793	4,388	7,543	8,625
Restructuring costs	4,329	12,735	9,752	15,658
Acquisition-related expenses	49	3,545	3,372	5,459
Stock-based compensation expense	18,329	22,494	36,100	40,246
Effect of stock-based compensation on warranty rates	144	183	301	371
Severance costs associated with CFO retirement	—	—	—	929
Legal costs associated with the indemnification of a former officer	—	—	—	115
Impairment of an investment in a private company	—	—	—	—
Benefit related to the resolution of a multi-year tax audit	—	—	—	—
Income tax effect of non-GAAP exclusions	(6,058)	(6,659)	(15,262)	(11,642)

Non-GAAP net income	$25,881	$38,648	$49,218	$73,888

GAAP earnings per share
Basic	$0.03	$0.04	$0.05	$0.12

Fully diluted	$0.03	$0.04	$0.04	$0.12

Non-GAAP earnings per share
Basic	$0.15	$0.22	$0.28	$0.42

Fully diluted	$0.15	$0.22	$0.28	$0.41

Number of shares used in computation of GAAP and non-GAAP earnings per share:
Basic	171,542	177,720	173,810	177,574
Fully diluted	175,591	179,047	177,366	179,768

POLYCOM, INC.

Condensed Consolidated Balance Sheets

(In thousands)

(Unaudited)

	June 30,	December 31,
	2013	2012
ASSETS
Current assets
Cash and cash equivalents	$464,207	$477,073
Short-term investments	145,683	197,196
Trade receivables, net	205,315	194,654
Inventories	100,228	99,960
Deferred taxes	48,699	48,916
Prepaid expenses and other current assets	54,648	52,539

Total current assets	1,018,780	1,070,338
Property and equipment, net	129,817	133,319
Long-term investments	84,465	50,333
Goodwill and purchased intangibles	609,518	608,802
Deferred taxes	27,776	28,406
Other assets	29,072	21,238

Total assets	$1,899,428	$1,912,436

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable	$101,371	$89,983
Accrued payroll and related liabilities	35,157	39,469
Taxes payable	4,176	4,736
Deferred revenue	168,246	158,482
Other accrued liabilities	61,146	63,018

Total current liabilities	370,096	355,688
Non-current liabilities
Deferred revenue	90,744	91,061
Taxes payable	17,009	15,598
Deferred taxes	227	236
Other non-current liabilities	26,619	22,079

Total liabilities	504,695	484,662
Stockholders’ equity	1,394,733	1,427,774

Total liabilities and stockholders’ equity	$1,899,428	$1,912,436

The tax provision and net income for the year ended December 31, 2012 have been revised from previously issued financial statements to correct an error, resulting in changes to Prepaid expenses and other current assets and stockholder’s equity at December 31, 2012. These adjustments were not considered material to previously issued financial statements. However, because of the significance of these adjustments to the current period, the Company has revised the prior periods contained herein. The adjustments had no impact on income before provision for income taxes or net cash flows.

POLYCOM, INC.

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Six Months Ended
	June 30,	June 30,
	2013	2012
Cash flows from operating activities:
Net income	$7,871	$21,192
Adjustments to reconcile net income to net cash provided by operating activities:
Gain from sale of discontinued operations, net of tax	(459)	—
Depreciation and amortization	33,242	29,530
Amortization of purchased intangibles	7,581	11,439
Provision for excess and obsolete inventories	3,860	4,828
Provision for doubtful accounts	—	550
Stock-based compensation expense	36,100	41,024
Excess tax benefits from stock-based compensation	(436)	(5,634)
Loss on disposals of property and equipment	1,742	3,231

Changes in assets and liabilities, net of the effect of acquisitions:
Trade receivables	(8,235)	(1,224)
Inventories	(4,128)	(10,497)
Deferred taxes	847	(9,635)
Prepaid expenses and other assets	(8,720)	(3,181)
Accounts payable	6,619	(22,822)
Taxes payable	(1,394)	3,987
Other accrued liabilities	6,774	10,657

Net cash provided by operating activities	81,264	73,445

Cash flows from investing activities:
Purchases of property and equipment	(27,560)	(35,513)
Purchases of investments	(136,196)	(142,565)
Proceeds from sale of investments	10,358	14,790
Proceeds from maturities of investments	143,205	123,873
Net cash received from sale of discontinued operations	556	—
Net cash paid in purchase acquisitions	(8,350)	(4,583)

Net cash used in investing activities	(17,987)	(43,998)

Cash flows from financing activities:
Proceeds from issuance of common stock under employee option and stock purchase plans	13,850	15,147
Repurchase of common stock	(90,429)	(30,818)
Excess tax benefits from stock-based compensation	436	5,634

Net cash used in financing activities	(76,143)	(10,037)

Net increase (decrease) in cash and cash equivalents	(12,866)	19,410
Cash and cash equivalents, beginning of period	477,073	375,441

Cash and cash equivalents, end of period	$464,207	$394,851

The tax provision and net income for the three and six months ended June 30, 2012 has been revised from previously issued financial statements to correct an error, resulting in changes to net income and prepaid expenses and other assets within operating cash flow. These adjustments were not considered material to previously issued financial statements. However, because of the significance of these adjustments to the current period, the Company has revised the prior periods contained herein. The adjustments had no impact on income before provision for income taxes or net cash flows.

POLYCOM, INC.

Selected Summary Data

(In millions except per share amounts and headcount)

(Unaudited)

	June 30,	March 31,	June 30,
	2013	2013	2012
Balance Sheet Highlights
Cash and investments	$694	$728	$615
Number of shares outstanding	170	175	177
Cash and investments per share	$4.08	$4.17	$3.48
Debt	$—	$—	$—
Operating cash flow – quarterly	$32	$49	$41
Operating cash flow – trailing 12 months	$195	$204	$242
DSO (Days Sales Outstanding)	54	48	54
Inventory turns – GAAP	5.7	5.7	5.8
Inventory turns – non-GAAP	5.6	5.6	5.6
Deferred revenues	$259	$253	$239
Share repurchases:
Quarter-to-date share purchases – shares	4.7	3.4	1.7
Quarter-to-date share repurchases – dollars	$50	$34	$20
Year-to-date share purchases – shares	8.1	3.4	1.7
Year-to-date share repurchases – dollars	$84	$34	$20
Remaining authorization for share repurchases (1)	$89	$39	$58

Ending headcount	3,844	3,800	3,757

	For the three months ended
	June 30,	March 31,	June 30,
	2013	2013	2012
Income Statement Highlights

GAAP:
Revenues	$345	$339	$359
Gross margin	58.4%	58.8%	59.7%
Operating expenses	$196	$200	$210
Operating margin	1.8%	-0.1%	1.0%
Diluted EPS	$0.03	$0.01	$0.04

Non-GAAP:
Revenues	$345	$339	$359
Gross margin	59.5%	59.9%	60.9%
Operating expenses	$173	$173	$171
Operating margin	9.5%	8.8%	13.1%
Diluted EPS	$0.15	$0.13	$0.22

1)	Polycom is not obligated to purchase any specific number of shares under its Share Repurchase Program and the program may be modified, suspended or discontinued at any time.

POLYCOM, INC.

Reconciliations of GAAP Measures to Non-GAAP Measures

(In thousands)

(Unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2013	June 30, 2012	June 30, 2013	June 30, 2012
GAAP cost of revenues used in inventory turns	$143,636	$144,578	$283,291	$283,952
Stock-based compensation expense	(2,350)	(2,486)	(4,687)	(4,783)
Effect of stock-based compensation on warranty rates	(144)	(183)	(301)	(371)
Amortization of purchased intangibles	(1,248)	(1,909)	(2,496)	(3,819)

Non-GAAP cost of revenues used in inventory turns	$139,894	$140,000	$275,807	$274,979

GAAP gross profit	$201,598	$213,922	$400,695	$420,259
Stock-based compensation expense	2,350	2,486	4,687	4,783
Effect of stock-based compensation on warranty rates	144	183	301	371
Amortization of purchased intangibles	1,248	1,909	2,496	3,819

Non-GAAP gross profit	$205,340	$218,500	$408,179	$429,232

Non-GAAP gross margin	59.5%	60.9%	59.7%	61.0%

GAAP sales and marketing expense	$109,657	$118,021	$218,372	$230,188
Stock-based compensation expense	(7,218)	(9,659)	(13,854)	(17,303)

Non-GAAP sales and marketing expense	$102,439	$108,362	$204,518	$212,885

Non-GAAP sales and marketing expense as percent of revenues	29.7%	30.2%	29.9%	30.2%
GAAP research and development expense	$54,628	$49,726	$110,563	$99,428
Stock-based compensation expense	(4,189)	(4,852)	(8,910)	(9,399)

Non-GAAP research and development expense	$50,439	$44,874	$101,653	$90,029

Non-GAAP research and development expense as percent of revenues	14.6%	12.5%	14.9%	12.8%

GAAP general and administrative expense	$24,299	$23,682	$47,993	$44,999
Stock-based compensation expense	(4,572)	(5,497)	(8,649)	(8,761)
Severance costs associated with CFO retirement	—	—	—	(929)
Legal costs associated with the indemnification of a former officer	—	—	—	(115)

Non-GAAP general and administrative expense	$19,727	$18,185	$39,344	$35,194

Non-GAAP general and administrative expense as percent of revenues	5.7%	5.1%	5.8%	5.0%

GAAP total operating expenses	$195,507	$210,188	$395,099	$400,538
Stock-based compensation expense	(15,979)	(20,008)	(31,413)	(35,463)
Amortization of purchased intangibles	(2,545)	(2,479)	(5,047)	(4,806)
Restructuring costs	(4,329)	(12,735)	(9,752)	(15,658)
Acquisition-related expenses	(49)	(3,545)	(3,372)	(5,459)
Severance costs associated with CFO retirement	—	—	—	(929)
Legal costs associated with the indemnification of a former officer	—	—	—	(115)

Non-GAAP total operating expenses	$172,605	$171,421	$345,515	$338,108

Non-GAAP total operating expenses as percent of revenues	50.0%	47.8%	50.5%	48.0%

GAAP operating income	$6,091	$3,734	$5,596	$19,721
Stock-based compensation expense	18,329	22,494	36,100	40,246
Effect of stock-based compensation on warranty rates	144	183	301	371
Amortization of purchased intangibles	3,793	4,388	7,543	8,625
Restructuring costs	4,329	12,735	9,752	15,658
Acquisition-related expenses	49	3,545	3,372	5,459
Severance costs associated with CFO retirement	—	—	—	929
Legal costs associated with the indemnification of a former officer	—	—	—	115

Non-GAAP operating income	$32,735	$47,079	$62,664	$91,124

Non-GAAP operating margin	9.5%	13.1%	9.2%	12.9%

POLYCOM, INC.

Summary of Stock-Based Compensation Expense

(In thousands)

(Unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2013	June 30, 2012	June 30, 2013	June 30, 2012
Cost of sales – product	$705	$793	$1,566	$1,751
Cost of sales – service	1,645	1,693	3,121	3,032

Stock-based compensation expense in cost of sales	2,350	2,486	4,687	4,783

Sales and marketing	7,218	9,659	13,854	17,303
Research and development	4,189	4,852	8,910	9,399
General and administrative	4,572	5,497	8,649	8,761

Stock-based compensation expense in operating expenses	15,979	20,008	31,413	35,463

Total stock-based compensation expense	$18,329	$22,494	$36,100	$40,246